UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2021

GROVE, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-40535	83-3378978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1710 Whitney Mesa Drive Henderson, NV 89014

(Address of principal executive offices)

(701) 353-5425

(Registrant’s telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2021, Grove, Inc. (the “Company” or “us” or “we”) entered into a Note Conversion Agreement (the “Note Conversion Agreement”), pursuant to which the Company agreed to convert certain outstanding convertible promissory notes, including unpaid principal and accrued interest into shares of the Company’s Common Stock at $5.00 per share.

The foregoing summary of the Note Conversion Agreement is qualified in its entirety by reference to the full text of the Note Conversion Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On July 2, 2021, Allan Marshall, Chief Executive Officer of the Company, appeared in an interview with Boardroom, a division of RagingBull.com with respect to the Company’s Offering and listing of its Common Stock on The Nasdaq Capital Market, available at the following link: https://ragingbull.com/grvi-ipo/ and incorporated herein by reference.

Section 8 – Other Events

Item 8.01 Other Events.

On June 29, 2021, the Company issued a press release with respect to the Company’s entering into a non-binding letter of intent to acquire Vitamedica (the “Vitamedica LOI”), an online seller of supplements. A copy of this press release is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

The information in Items 7.01 and 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

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Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Note Conversion Agreement
99.1	Press Release, dated June 29, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROVE, INC.

Dated: July 2, 2021	By:	/s/ Andrew J. Norstrud
	Name:	Andrew J. Norstrud
	Title:	Chief Financial Officer

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